UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
ING PARTNERS, INC.
(Name of Registrant As Specified In Its Charter)
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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

July 14, 2010

ING PARTNERS, INC.

ING Columbia Small Cap Value Portfolio

Toll Free:  (800) 262-3862

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for ING Columbia Small Cap Value Portfolio (the “Portfolio”), effective May 1, 2010. The Portfolio is organized as a separate series of ING Partners, Inc. (“IPI” or the “Company”). As discussed below, Columbia Management Advisors, LLC (“Columbia”), sub-advised the Portfolio under a sub-advisory agreement dated April 28, 2006. Columbia was a wholly-owned subsidiary of Bank of America, N.A. (“Bank of America”), a publicly traded company.

On September 30, 2009, Ameriprise Financial, Inc. (“Ameriprise”) announced its agreement with Bank of America to acquire the asset management business of Columbia Management Group, LLC and certain affiliated companies, including Columbia, the sub-adviser to the Portfolio (the “Transaction”). As a result of the Transaction, which was completed on April 30, 2010, Columbia’s sub-advisory agreement for the Portfolio was terminated and a new sub-advisory agreement was entered into with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise and an investment adviser registered under the Investment Advisers Act of 1940 (“CMIA”).

Effective May 1, 2010, Directed Services LLC (“DSL”), the Portfolio’s investment adviser, entered into a new sub-advisory agreement with CMIA, on the same terms, compensation structure and portfolio management team as was in place under the Portfolio’s previous sub-advisory agreement with Columbia.

DSL has obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Directors who are not “interested persons” of the Company within the meaning of that term under the Investment Company Act of 1940, as amended.  Further, as a condition of such exemption, DSL must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

THE COMPANY IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING PARTNERS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 262-3862

NOTICE TO THE SHAREHOLDERS

OF

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

July 14, 2010

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING Columbia Small Cap Value Portfolio (the “Portfolio”), effective May 1, 2010. The Portfolio is a separate series of ING Partners, Inc. (“IPI” or the “Company”). This Notice will be mailed on or about July 14, 2010 to shareholders of record as of the close of business on May 1, 2010. The Information Statement is also available online at www.proxyvote.com/ing.

Shares of the Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select the Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolio.

Overview of the Transaction

Columbia Management Advisors, LLC (“Columbia”), an affiliate of Columbia Management Group, LLC (“CMG”), sub-advised the Portfolio since April 2006, under a sub-advisory agreement dated April 28, 2006 (the “Columbia Former Agreement”). The Columbia Former Agreement was last approved by the Board of Directors (“Board” or “Directors”) of IPI on November 12, 2009. Columbia was a wholly-owned subsidiary of Bank of America, N.A. (“Bank of America”), a publicly traded company.

On September 30, 2009, Ameriprise Financial, Inc. (“Ameriprise”) announced its agreement with Bank of America to acquire the asset management business of CMG and certain affiliated companies, including Columbia, the sub-adviser to the Portfolio (the “Transaction”).

As a result of the Transaction, which was completed on April 30, 2010, Columbia’s sub-advisory agreement for the Portfolio was terminated and a new subadvisory agreement was entered into with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC (“RiverSource”)), a wholly-owned subsidiary of Ameriprise and an investment adviser registered under the Investment Advisers Act of 1940 (“CMIA”).

Effective May 1, 2010, Directed Services LLC (“DSL”), the Portfolio’s investment adviser, entered into a new sub-advisory agreement with CMIA, on the same terms, compensation structure and portfolio management team as was in place under the Portfolio’s previous sub-advisory agreement with Columbia. The Board of IPI approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) pursuant to which CMIA provides day-to-day management services to the Portfolio. A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A.

IPI and DSL, the Portfolio’s investment adviser, obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the investment adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval. Any such change must be approved by a majority of the Directors, and, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  Ameriprise and/or its affiliate(s) will incur the cost of preparation of this Notice.

The Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2009, was sent to shareholders on or about February 28, 2010. In addition, the Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2010, will be sent to shareholders on or about August 31, 2010.

The Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Company at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling 1-800-992-0180.

As of May 1, 2010, the following shares of beneficial interest of the Portfolio were outstanding:

ING Columbia Small Cap Value Portfolio

Share Class	Shares Outstanding
Class ADV	94,996.223
Class I	5,295,582.866
Class S	18,057,338.900
Class S2	576.923
Total	23,448,494.912

To the best of IPI’s knowledge, as of May 1, 2010, the following persons owned beneficially or of record 5% or more of any class of the Portfolio:

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	85.2% Class ADV; Beneficial	2.1%

ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	9.2% Class ADV; 9.5% Class I; Beneficial	4.3%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	5.6% Class ADV; Beneficial	0.0%

ING Solution 2035 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	37.6% Class I; Beneficial	8.5%

ING Solution 2045 Portfolio 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	23.5% Class I; Beneficial	5.3%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	15.0% Class I; Beneficial	5.3%

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	8.7% Class I; 100.0% Class S2; Beneficial	2.0%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	93.6% Class S; Beneficial	72.1%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IPI’s knowledge, as of May 1, 2010, the Directors and officers of the Company beneficially owned, as a group, less than 1% of any class of the Portfolio.

Service Providers to the Portfolio

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed over $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolio and potential termination of the Portfolio’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, serves as the administrator to the Portfolio. ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services receives an administrative services fee from the Portfolio equal to 0.10%, computed as a percentage of the Portfolio’s average daily net assets. ING Funds Services received approximately $318,554 for its services to the Portfolio for the fiscal year ended December 31, 2009.

ING Funds Distributor, LLC (“IFD”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of IPI’s series, including the Portfolio.  The Portfolio paid IFD $403,381 in distribution and shareholder servicing fees during the fiscal year ended December 31, 2009. Those fees were used to provide distribution and/or shareholder services to the Portfolio, including making payments to financial service providers for the provision of shareholder and/or distribution services. IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  IFD is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep.

DSL, IFD and ING Funds Services continued to provide advisory, distribution, and administrative services, respectively, to the Portfolio following the Transaction and the implementation of the New Sub-Advisory Agreement. See Appendix B for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Company who are also officers of DSL.

As discussed above, Columbia served as the sub-adviser to the Portfolio prior to the Transaction. Under the Columbia Former Agreement, DSL paid Columbia $1,911,342 in sub-advisory fees for Columbia’s services to the Portfolio for the fiscal year ended December 31, 2009. During the fiscal year ended December 31, 2009, the Portfolio did not pay any brokerage commissions to any affiliated broker-dealer.

NEW SUB-ADVISORY AGREEMENT BETWEEN DIRECTED SERVICES LLC

AND COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

Background

DSL serves as the investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Company on behalf of the Portfolio (the “Investment Management Agreement”), dated May 1, 2003.  The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio. DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment program, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Investment Management Agreement was last renewed by the Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of that term under the Investment Company Act of 1940, as amended (“Independent Directors”), on November 12, 2009.

For the services it provides to the Portfolio under the Investment Management Agreement, the Portfolio pays DSL an annual management fee of 0.75% of the Portfolio’s average daily net assets payable on a monthly basis. The Portfolio paid approximately $2,389,172 in advisory fees to DSL for fiscal year ended December 31, 2009.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, DSL entered into the Columbia Former Agreement with Columbia. Pursuant to the Columbia Former Agreement, DSL delegated to Columbia sub-advisory duties, including responsibility for the day-to-day management of the Portfolio, under the supervision of DSL. The Columbia Former Agreement was last approved by the Portfolio’s initial shareholder on April 28, 2006 in connection with the Portfolio’s commencement of operations. Thereafter, the Columbia Former Agreement has been approved annually by the Board including a majority of the Independent Directors.

The Transaction

On September 30, 2009, Ameriprise announced its agreement with Bank of America to acquire the long-term asset management business of CMG and certain affiliated companies, including Columbia, the sub-adviser to the Portfolio.

As a result of the Transaction, which was completed on April 30, 2010, Columbia’s sub-advisory agreement for the Portfolio was terminated and a new subadvisory agreement was entered into with CMIA, a wholly-owned subsidiary of Ameriprise and an investment adviser registered under the Investment Advisers Act of 1940.

In anticipation of the Transaction, at an in-person meeting of the Board of IPI held on January 7, 2010, the Board considered whether to approve the New Sub-Advisory Agreement on behalf of the Portfolio. As discussed more fully below, the Board determined to approve the New Sub-Advisory Agreement, effective May 1, 2010, to ensure continuity of investment advisory services to the Portfolio after the Transaction.  A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The New Sub-Advisory Agreement will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2011.

Discussion of the Sub-Adviser

CMIA, a wholly-owned subsidiary of Ameriprise, serves as the sub-adviser to the Portfolio. CMIA is located at 100 Federal Street, Boston, MA 02110 and serves as investment adviser to Columbia-branded funds as well as RiverSource-, Seligman- and Threadneedle-branded funds. CMIA is a registered investment adviser and a wholly-owned subsidiary of Ameriprise, a publicly traded company. Ameriprise is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. As of March 31, 2010, CMIA had $99.9 billion in assets under management (which amount does not include assets that CMIA began to manage after the Transaction).

Effective May 1, 2010, CMIA serves as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement between DSL and CMIA.  Subject to the supervision and control of DSL and the Board, CMIA determines the securities to be purchased for and sold from the Portfolio.  These services will continue to be provided to the Portfolio unless terminated by action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of CMIA is set out on Appendix B of this Information Statement.  In addition to their positions with CMIA, the principal occupations of these officers include positions with affiliates of CMIA.  As of May 1, 2010, no Director or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of CMIA.

The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy.

Fees Charged to Funds Comparable to the Portfolio

Under the New Sub-Advisory Agreement, CMIA continues to manage the Portfolio in the same manner in which it managed the Portfolio under the Columbia Former Agreement.

The chart below sets forth the name of other investment companies with investment objectives and strategies similar to those of the Portfolio, for which CMIA acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of March 31, 2010.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
Columbia Small Cap Value Fund I*	$1,467	0.80% on the first $500 million; 0.75% on the next $500 million; and 0.70% on assets exceeding $1 billion.

Columbia Small Cap Value Fund II*	$1,528	0.70% on the first $500 million; 0.65% on the next $500 million; and 0.60% on assets exceeding $1 billion.

Columbia Small Cap Value Fund, Variable Series*	$500	0.80% on the first $500 million; 0.75% on the next $500 million; and 0.70% on assets exceeding $1 billion.

AZL Columbia Small Cap Value Fund	$102	0.55% on the first $100 million; 0.50% on the next $100 million; and 0.45% on assets over $200 million

Seligman Smaller-Cap Value Fund	$470.8	0.935% of the first $500 million 0.840% of the next $500 million; and 0.745% on assets over $1 billion.

* CMIA has voluntarily agreed to reimburse a portion of the expenses of this fund.  CMIA, in its discretion, may revise or discontinue this arrangement at any time.

Investment Strategies of the Portfolio

The New Sub-Advisory Agreement that DSL entered into with CMIA did not result in a change to the manner in which the Portfolio is managed.  The Portfolio’s primary investment objective will continue to be long-term capital growth. The Portfolio will pursue this objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index, at the time of purchase, that the sub-adviser believes are undervalued and have the potential for long-term growth.

There will be no change in the personnel managing the Portfolio, as it will continue to be managed by a team of portfolio managers comprised of Christian K. Stadlinger and Jarl Ginsberg

The Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Sub-Advisory Agreement are substantially similar to those of the Columbia Former Agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement, as was the case under the Columbia Former Agreement, CMIA acts as the sub-adviser to the Portfolio and supervises and directs the Portfolio’s investments.  In this capacity CMIA furnishes the Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, CMIA, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of the New Sub-Advisory Agreement, as was the case with the Columbia Former Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations under the New Sub-Advisory Agreement, CMIA would not be liable to the Company, its shareholders or DSL for any act or omission resulting in any loss suffered by the Company, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the Columbia Former Agreement or New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement, which is the same as the fee payable under the Columbia Former Agreement, is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee (as a % of average daily net assets)
ING Columbia Small Cap Value Portfolio

0.600% of the first $500 million of the Portfolio’s average daily net assets;
0.550% of the next $100 million of the Portfolio’s average daily net assets,
0.500% on the next $100 million of the Portfolio’s average daily net assets; and
0.450% of the Portfolio’s average daily net assets in excess of $700 million.

During the fiscal year ended December 31, 2009, DSL paid Columbia approximately $1,911,342 in annual sub-advisory fees for sub-advisory services rendered to the Portfolio. CMIA continues to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides that neither CMIA nor any of its directors, officers, employees or agents shall be liable to DSL or the Company for any loss or expense suffered by DSL or the Company resulting from its acts or omissions as sub-adviser to the Portfolio, except for losses or expenses to DSL or the Company resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, CMIA’s duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated with respect to the Portfolio as follows:  by DSL at any time without penalty, upon sixty (60) days’ written notice to CMIA and the Company; at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and CMIA; or by CMIA at any time without penalty, upon 3 months’ written notice to DSL and the Company. The New Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the Investment Company Act of 1940, as amended.

The New Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Directors on January 7, 2010.

Factors Considered by the Board

At a meeting held on January 7, 2010, the Board, including a majority of the Independent Directors, determined to appoint CMIA as sub-adviser to the Portfolio under the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Portfolio. The materials provided to the Board in support of the New Sub-Advisory Agreement included the following: (1) a memorandum discussing the Transaction and resulting termination of the Columbia Former Agreement; (2) extensive information provided by CMIA with respect to the Transaction; (3) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) DSL’s view with respect to Columbia’s management of the Portfolio; (2) the nature and quality of the services to be provided by CMIA under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of CMIA after the consummation of the Transaction, including CMIA’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and would continue to manage assets after the close; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by CMIA and the fact that there would be no change in the projected profitability of CMIA or DSL in connection with the Transaction; (5) that the sub-advisory fee rate payable by DSL would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by the Portfolio to DSL; (6) Columbia and CMIA’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and was not expected to have a material adverse effect on the ability of CMIA to provide those services; (7) CMIA’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; and (8) CMIA’s Code of Ethics and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) CMIA should be appointed as the Portfolio’s sub-adviser under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by DSL to CMIA is reasonable in the context of all factors considered by the Board; and (3) CMIA maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that CMIA’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolio will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Ameriprise and/or its affiliate(s) will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of May, 2010, between Directed Services LLC (the “Adviser”), a limited liability company organized in the state of Delaware, and Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (the “Sub-Adviser”), a limited liability company organized under the laws of the State of Minnesota (the “Agreement”).

WHEREAS, ING Partners, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Company is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, effective as of May 1, 2003, as amended, a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render advisory, management, and administrative services with respect to the Company’s series; and

WHEREAS, the Company wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Company and the Sub-Adviser is willing to furnish such services to the Company and the Adviser.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.  Appointment.  The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the series of the Company designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series other than the Series with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall promptly notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.

Subject to the supervision of the Company’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of each Series.  From time to time, at the request of the Adviser, the Sub-Adviser will cooperate with and assist a transition manager, hired by the Adviser, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio.  To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters.  At the request of the Adviser, the Sub-Adviser will participate in standing instructions giving the Company’s custodian authority to administer daily foreign currency exchange transactions for settlement of pending securities transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC.  The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series.  The Sub-Adviser and Adviser further agree as follows:

(a)           The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Company to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b)           On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Company and to such other clients, provided, however that the Adviser and the Board shall have the right to review and request changes to the Sub-Adviser’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

(c)           In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

(d)           The Sub-Adviser will assist the administrator for the Company in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.

(e)           The Sub-Adviser will make best efforts to provide the Adviser, following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Adviser) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior period and the fiscal year to date.

(f)            The Sub-Adviser will complete and deliver to the Sub-Adviser a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Adviser for each quarter:

(i)            Report on Brokerage Commissions and Soft Dollar Usage.

(ii)           Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act; provided that for purposes of this section, the Sub-Adviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.

(iii)         Report on Illiquid and Restricted Securities held in each portfolio.

(iv)          Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(g)           The Sub-Adviser will complete and deliver to the Adviser each month a written report on each Series of the Company that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the Registration Statement as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)         Confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(h)           The Sub-Adviser will assist the Adviser and the Series in negotiating with Morningstar clarification of any style box conflicts with the Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(i)            The Sub-Adviser will make available to the Company and the Adviser, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Company) as are necessary to assist the Company and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

(j)            The Sub-Adviser will provide reports to the Company’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Company’s Board with respect to the Series such periodic and special reports as the Board and the Adviser may reasonably request.

(k)           In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Sub-Adviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Company’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Company, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:

(i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)         been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(l)            In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

(i)            That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

(ii)           That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice.  If the Adviser requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Adviser to meet such obligations.  The

Adviser reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

(iii)         That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Adviser’s behalf and to give instructions for settlement for the same.

(iv)          That the Sub-Adviser has full authority to instruct Company’s custodian in conformity with its mandate.

(v)            That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(m)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any non-routine proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  However, the Adviser acknowledges that the Sub-Adviser will make such recommendations without regard to any proxy voting policies or guidelines adopted by the Series’ Board and that the Sub-Adviser shall not be responsible for resolving any conflict between its recommendation and such guidelines.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(n)           The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Series, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.  Nevertheless, the Sub-Adviser agrees that it shall provide the Adviser with documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

3.  Broker-Dealer Selection.  The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Sub-Adviser’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Sub-Adviser will consult with the Adviser to the end that portfolio transactions on behalf of a Series may be directed to broker-dealers that participate in commission recapture programs benefiting the Series, provided that neither the Sub-Adviser nor the Adviser will direct brokerage in recognition of the sale of Series shares.  To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

In accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, the Adviser and its affiliates, or any other sub-adviser to the Company and its respective affiliates, as broker-dealers or futures commission merchants to effect Series transactions in securities and other investments for a Series.  The Sub-Adviser will communicate to the Adviser such information relating to Series transactions as they may reasonably request.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Adviser with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches directly resulting from the Sub-Adviser’s acts or the acts of its agents.  In addition, if the Company is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Company and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.  The Adviser or the Company shall be responsible for all the expenses of the Company’s operations including, but not limited to:

(a)  Expenses of all audits by the Company’s independent public accountants;

(b)  Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)  Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Company’s tax records;

(g)  Salaries and other compensation of any of the Company’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

(h)  Taxes levied against the Company;

(i)  Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with placing orders for the purchase and sale of portfolio securities and other investment instruments for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k)  Costs and/or fees incident to meetings of the Company’s shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Company’s legal fees, including the legal fees related to the registration and continued qualification of the Company’s shares for sale;

(m)  Directors’ fees and expenses to directors who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

(n)  The Company’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Company as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Company to indemnify its Directors, officers, employees, shareholders, distributors, and agents with respect thereto;

(q)  Organizational and offering expenses; and

(r)  Any other expense that the Company, the Adviser or any other agent of the Company may incur (i) as a result of a change in the law or regulations applicable to the Company; (ii) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies; or (iii) that is similar to the expenses listed above, and that is approved by the Board (including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act)) as being an appropriate expense of the Company.

6.  Compensation.  For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.

7.  Seed Money.  The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

8.  Compliance.

(a)  The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Company, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Company’s Registration Statement, the Company’s Articles of Incorporation and By-Laws, the Company’s Prospectus and any policies adopted by the Company’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Company, the Adviser or the Company’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Company, the Adviser, or the Company’s administrator.  The Adviser shall promptly provide the Sub-Adviser with copies of , the Company’s Articles of Incorporation and By-Laws, the Company’s currently effective Registration Statement and any written policies and procedures adopted by the Company’s Board applicable to the Series and any amendments or revisions thereto.  The Sub-Adviser agrees that it shall promptly notify the Adviser and the Company (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed material limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings (i.e., routine SEC exams and exams for cause) or an investigation that may result in any of these actions,

(2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify the Adviser and the Company promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.  Books and Records.  The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Company, except (i) as provided herein, (ii) as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Company or the Board the information required to be supplied under this Agreement, or (iii) as may be required by the provisions of Rule 31a-1 under the 1940 Act applicable to the services provided by the Sub-Adviser under this Agreement.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Company.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Company and actions of the Company, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Company or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Company.

11.  Representations Respecting Sub-Adviser.

(a)  During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Company or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates

(other than the Adviser), or that use any derivative of the name “Columbia Management Advisors, LLC” or RiverSource Investments, LLC or any derivative thereof or logos associated therewith, including, but not limited to “Columbia” or “RiverSource”.  The Adviser agrees that it will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Company and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

(b)  The Company and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Company as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)  The Adviser agrees that neither the Adviser nor affiliated persons of the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Company, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Services Not Exclusive.  The services of the Sub-Adviser to the Series and the Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Company that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

15.  Indemnification.

(a)  Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Company which (1) may be based upon the willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Company or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Company or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Company, the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (the Company and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought  except to the extent the Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person.  The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person.

(e)  The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.

16.  Duration and Termination.  With respect to each Series identified as a Portfolio on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Portfolio this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Portfolio that was added to Schedule A hereto as a Portfolio after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Company’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Portfolio, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Company, (b) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Adviser and the Company, unless the Adviser or the Company requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Company or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Company as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.  Notices.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Attention:  Huey P. Falgout, Jr., Chief Counsel

If to the Sub-Adviser:

Columbia Management Investments Advisers, LLC

100 Federal Street

Boston, MA 02110

Attn: President

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

19.  Use of Names.

(a)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Company and/or the Series.  Upon termination of the Management Agreement between the Company and the Adviser, the Company or the Adviser shall notify the Sub-Adviser of the termination of the Management Agreement and the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)  It is understood that the name “Columbia Management Advisors, LLC” or “RiverSource Investments, LLC” or any derivative thereof, including “Columbia” or “RiverSource,” or logos associated with those names are the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Company with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a sub-adviser to the Company and/or the Series.  The Sub-Adviser consents to the use by a Series of the name “Columbia” as part of the name of such Series.  Without limiting the generality of the foregoing, upon termination of this Agreement between the Adviser and the Sub-Adviser, the Company shall within three months of the receipt of the Sub-Adviser’s request so as to cease to use such names (or derivatives or logos), including within the name of any Series.

20.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the state of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act, subject, however, to such interpretations of the staff of the SEC.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser.

(e)  The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)  The Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Company or the Adviser in any way or otherwise deemed to be an agency of the Company or the Adviser.

(h)  This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:

Name:

Title:

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:

Name:

Title:

SCHEDULE A

COMPENSATION FOR SERVICES TO SERIES

For the services provided by Columbia Management Investment Advisers, LLC (the “Sub-Adviser”) to the following Series of ING Partners, Inc., pursuant to the attached Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES	RATE
ING Columbia Small Cap Value Portfolio (formerly, ING Columbia Small Cap Value II Portfolio)	0.600% on first $500 million of assets; 0.550% on the next 100 million of assets; 0.500% on the next $100 million of assets; and 0.450% on assets over $700 million.

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

APPENDIX B

Principal Executive Officers of ING Partners, Inc., who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

 Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberly A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President

David Pendergrass – Vice President and Treasurer

 Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 021101

Name and Title
William F. Truscott – Chairman

Michael A. Jones - President

Brian J. McGrane - Senior Vice President and Chief Financial Officer

Scott R. Plummer – Vice President and Chief Legal Officer

Amy K. Johnson - Senior Vice President and Chief Operating Officer

Colin Moore - Chief Investment Officer

Beth Ann Brown – Senior Vice President-Intermediary Distribution Asset Management

J. Kevin Connaughton – Senior Vice president and General Manager Mutual Fund Products

Robert McConnaughey – Managing Director and Head of Equities

Colin J. Lundgren – Senior Vice President and Head of Fixed Income

Jeffrey F. Peters – Esnior Vice President and Head of Institutional Distribution

Todd White – Senior Vice President and Head of Alternative and Absolute Return Investments

Christopher Thompson – Senior Vice President and Head of Investment Produts and Marketing

Amy Unkless – Senior Vice President and Chief Administrative Officer

Linda J. Wondrack – Chief Compliance Officer

B-1

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